Exhibit 99.2

Supplemental Operating and Financial Data

for the Quarter ended June 30, 2005

TRIZEC

www.trz.com

This Supplemental Operating and Financial Data is not an offer to sell or solicitation to buy any securities of the Company and should be read in conjunction with the financial statements and related notes of the Company and all of the public filings of the Company with the Securities and Exchange Commission. Any offers to sell or solicitations of the Company shall be made by means of a prospectus.

Second Quarter 2005
Trizec Properties, Inc., a real estate investment trust (REIT) headquartered in Chicago, is one of North America’s largest owners and operators of commercial office properties. The Company has ownership interests in and manages a high-quality portfolio of 52 office properties totaling approximately 37 million square feet concentrated in the metropolitan areas of seven major U.S. cities. The Company trades on the New York Stock Exchange under the symbol TRZ. For more information, visit Trizec’s web site at www.trz.com.
Table of Contents

Page
Investor Information	1
Financial Highlights	2
Segmented Financial Information	3
Consolidated Balance Sheet Information	4
Same-Property Performance	5
Unconsolidated Real Estate Joint Venture Financial Information	6-7
Office Portfolio Analysis	8-13
Property Listing	14
Mortgage Debt and Other Loans	15-16
Discontinued Operations	17
2005 Acquisition / Disposition Summary	18

Appendix:
A) Straight-Line Adjustment Summary	19
B) Financial Information	20
This report contains forward-looking statements, within the meaning of the federal securities laws, relating to our business and financial outlook which are based on our current expectations, beliefs, projections, forecasts, future plans and strategies, and anticipated events or trends. In some cases, you can identify forward-looking statements by terms such as “may,” “will,” “should,” “expects,” “plans,” “anticipates,” “believes,” “estimates,” “predicts,” “potential” or the negative of these terms or other comparable terminology. We intend these forward-looking statements, which are not guarantees of future performance and financial condition, to be covered by the safe harbor provisions for forward-looking statements contained in the federal securities laws. Forward-looking statements are not historical facts. Instead, such statements reflect estimates and assumptions and are subject to certain risks and uncertainties that are difficult to predict or anticipate. Therefore, actual outcomes and results may differ materially from those projected or anticipated in these forward-looking statements. You should not place undue reliance on these forward-looking statements. A number of important factors could cause actual results to differ materially from those indicated by the forward-looking statements, including, without limitation, the risks described under “Item 1. Business — Risk Factors” in our 2004 Form 10-K, filed with the Securities and Exchange Commission on March 11, 2005, as the same may be supplemented from time to time. These factors include, without limitation, the following: changes in national and local economic conditions, including those economic conditions in our seven core markets; the extent, duration and strength of any economic recovery; our ability to maintain occupancy and to timely lease or re-lease office space; the extent of any tenant bankruptcies and insolvencies; our ability to sell our non-core office properties in a timely manner; our ability to acquire office properties selectively in our core markets; our ability to maintain REIT qualification and changes to U.S. tax laws that affect REITs; Canadian tax laws that affect treatment of investments in U.S. real estate companies; the competitive environment in which we operate; the cost and availability of debt and equity financing; the effect of any impairment charges associated with changes in market conditions; the sale or other disposition of shares of our common stock owned by Trizec Canada Inc.; our ability to obtain, at a reasonable cost, adequate insurance coverage for catastrophic events, such as earthquakes and terrorist acts; and other risks and uncertainties detailed from time to time in our fillings with the Securities and Exchange Commission.

Investor Information

Second Quarter 2005

Corporate Office:
Trizec Properties, Inc.	Tel:	(312) 798-6000
10 S. Riverside Plaza, Suite 1100	Fax:	(312) 798-6270
Chicago, IL 60606	Toll Free:	(800) 891-7017

	Web site:	www.trz.com
	E-mail:	investor.relations@trz.com

Selected Corporate Officers:
Peter Munk	Chairman
Tim Callahan	President and Chief Executive Officer
Mike Colleran	Chief Financial Officer
Bill Tresham	Chief Operating Officer
Brian Lipson	Chief Investment Officer

Research Coverage:
Goldman Sachs	Carey Callaghan	(212) 902-4351
Green Street Advisors	Jim Sullivan	(949) 640-8780
Lehman Brothers	David Harris / Alexander Goldfarb	(212) 526-1790/5232
Merrill Lynch	Steve Sakwa	(212) 449-0335
Morgan Stanley Dean Witter	Greg Whyte	(212) 761-6331
Wachovia Securities	Christopher Haley / Greg Korondi	(443) 263-6773/6579
Canaccord Capital	Shant Poladian	(416) 869-6595
CIBC World Markets	Rossa O’Reilly	(416) 594-7296
Griffiths McBurney	Anoop Prihar	(416) 943-6127
National Bank Financial	Michael Smith / Jimmy Shan	(416) 869-8022/8025
RBC Capital Markets	Neil Downey	(416) 842-7835
TD Newcrest	Sam Damiani / Brad Cutsey	(416) 983-9640/4767

Stock Exchange Listing:	NYSE

Trading Symbol:	TRZ

Index Listings:	MSCI U.S. REIT Index Wilshire REIT Index Russell 1000 Index

Dividend per share:

	Amount	Declared	Record	Paid

Q3-04:	$0.20	14-Sep	30-Sep	15-Oct
Q4-04:	$0.20	10-Dec	31-Dec	18-Jan
Q1-05:	$0.20	10-Mar	31-Mar	15-Apr
Q2-05:	$0.20	14-Jun	30-Jun	15-Jul

Shares outstanding (June 30, 2005) :				155,036,651

Total Market Cap ($ mil. at June 30, 2005) :				5,369

Share Activity (NYSE):
Source: Bloomberg

					12 Months
					Ended
	Q3-04	Q4-04	Q1-05	Q2-05	6/30/2005

Share Prices:
High	17.55	19.05	19.85	20.61	20.61
Low	15.80	15.75	17.26	18.65	15.75
Close	15.97	18.92	19.00	20.57	20.57

Avg. Daily Vol. (000’s):	278	893	479	500	538

Investor Relations:	Dennis C. Fabro	Transfer Agent:	Mellon Investor Services LLC
	Senior Vice President, Investor Relations		85 Challenger Road
	10 S. Riverside Plaza, Suite 1100		Ridgefield Park, NJ 07660
	Chicago, IL 60606		Toll Free: (800) 852-0037
	Tel: (312) 798-6290 Fax: (312) 798-6270		E-mail: shrrelations@melloninvestor.com
E-mail: dennis.fabro@trz.com

Financial Highlights

($ 000’s, except per share amounts)

	Three Months Ended			Six Months Ended
	30-Jun-05	30-Jun-04	% Change	30-Jun-05	30-Jun-04	% Change
Consolidated Property Revenues	$179,814	$161,493	11%	$356,149	$323,625	10%

Operating Expenses	58,748	53,149	11%	117,045	108,414	8%
Property Taxes	22,290	18,027	24%	44,520	36,253	23%

Consolidated Property Expenses	$81,038	$71,176	14%	$161,565	$144,667	12%

Consolidated Property Revenues Less Property Expenses	$98,776	$90,317	9%	$194,584	$178,958	9%
Property Revenues Less Property Expenses from Unconsolidated Joint Ventures (Pro rata)	13,975	13,623	3%	27,541	27,537	0%

Property Revenues Less Property Expenses from Discontinued Operations	6,667	21,414	-69%	17,383	50,659	-66%

Total Property Revenues Less Property Expenses	$119,418	$125,354	-5%	$239,508	$257,154	-7%

Net Income (Loss) Available to Common Stockholders	$45,191	$(138,162)	N/A	$70,478	$(54,859)	N/A

Net Income (Loss) Available to Common Stockholders per Weighted Average Common Share Outstanding
Basic	$0.29	$(0.91)	N/A	$0.46	$(0.36)	N/A

Diluted	$0.29	$(0.91)	N/A	$0.45	$(0.36)	N/A

Funds from Operations Available to Common Stockholders (FFO) [1]	$69,713	$(80,130)	N/A	$139,526	$2,599	5268%

FFO per share
Basic	$0.45	$(0.53)	N/A	$0.91	$0.02	5183%

Diluted	$0.44	$(0.53)	N/A	$0.89	$0.02	5159%

Weighted Average Common Shares Outstanding:
Basic	154,536,290	151,609,430		153,817,403	151,366,972

Diluted	156,745,758	151,609,430		155,961,321	152,791,889

(1)	FFO is a non-GAAP financial measure. See Appendix B for a reconciliation of FFO and FFO per share to net income available to common stockholders and net income available to common stockholders per share, the most directly comparable GAAP measures.

Segmented Financial Information

($ 000’s)	(Includes discontinued operations and Trizec’s pro rata share of unconsolidated real estate joint ventures)
Three Months Ended

								Secondary	Total	Corporate
	Atlanta	Chicago	Dallas	Houston	Los Angeles	New York	Washington, D.C.	Markets	Office	& Other	Total
June 30, 2005

Property revenues	$19,304	18,468	21,299	29,407	24,108	51,186	34,889	18,245	216,906	2,699	$219,605
Property expenses	(7,506)	(8,497)	(11,284)	(14,805)	(11,558)	(24,128)	(12,526)	(9,382)	(99,686)	(501)	(100,187)

Property revenues less property expenses	$11,798	9,971	10,015	14,602	12,550	27,058	22,363	8,863	117,220	2,198	$119,418

June 30, 2004

Property revenues	$22,368	18,351	22,084	30,756	14,103	52,545	28,795	36,034	225,036	5,399	$230,435
Property expenses	(9,007)	(7,964)	(12,459)	(14,866)	(6,678)	(22,913)	(10,634)	(19,205)	(103,726)	(1,355)	(105,081)

Property revenues less property expenses	$13,361	10,387	9,625	15,890	7,425	29,632	18,161	16,829	121,310	4,044	$125,354

Six Months Ended

June 30, 2005

Property revenues	$38,993	37,759	42,558	57,281	50,733	100,954	67,894	36,279	432,451	5,325	$437,776
Property expenses	(15,820)	(17,073)	(22,602)	(29,245)	(23,021)	(48,538)	(24,853)	(20,117)	(201,269)	3,001	(198,268)

Property revenues less property expenses	$23,173	20,686	19,956	28,036	27,712	52,416	43,041	16,162	231,182	8,326	$239,508

June 30, 2004

Property revenues	$44,524	36,835	44,588	61,324	28,271	105,558	57,978	72,191	451,269	24,349	$475,618
Property expenses	(17,892)	(17,134)	(24,005)	(29,852)	(13,079)	(47,237)	(21,964)	(39,106)	(210,269)	(8,195)	(218,464)

Property revenues less property expenses	$26,632	19,701	20,583	31,472	15,192	58,321	36,014	33,085	241,000	16,154	$257,154

Consolidated Balance Sheet Information

Second Quarter 2005
Real Estate
($ 000’s — As of June 30, 2005)

	Properties Held	Properties Held
	for the Long Term	for Disposition	Total
Rental properties	$4,118,401	$318,667	$4,437,068
Properties held for development	24,430	—	24,430
Accumulated depreciation	(602,119)	(57,307)	(659,426)

Real Estate, net	$3,540,712	$261,360	$3,802,072

Rental Properties	Net Book Value

Held for the long term	$3,516,282
Held for disposition[1]	261,360

Total Rental Properties	$3,777,642

Properties Held for Development	Net Book Value

Buckhead Land	$12,796
Other	11,634

Total Properties Held for Development	$24,430

(1)	Properties included in the “Held for Disposition” category are listed on page 17 under the tables “Properties Designated as Discontinued Operations in 2004” and “Properties Designated as Discontinued Operations in 2005”, but exclude properties that were disposed of during 2004 and 2005.
Other Assets and Investments
($ 000’s — As of June 30, 2005)

Cash and cash equivalents	$70,283
Escrows and restricted cash	86,917
Investment in unconsolidated real estate joint ventures	121,094
Office tenant receivables, net	11,650
Other receivables, net	10,495
Deferred rent receivables, net	138,760
Deferred charges, net	117,598
Prepaid expenses and other assets, net	195,707

Total Other Assets and Investments	$752,504

Other Liabilities
($ 000’s — As of June 30, 2005)

Trade, construction and tenant improvements payables	$19,520
Accrued interest expense	9,905
Accrued operating expenses and property taxes	85,825
Other accrued liabilities	168,270
Dividends payable	32,401
Taxes payable	33,790

Total Other Liabilities	$349,711

Same-Property Performance

Second Quarter 2005
Same-Property Revenues Less Expenses 1
($ 000’s)

	Three Months Ended				Six Months Ended
	30-Jun				30-Jun
			Change				Change
	2005	2004	$	%	2005	2004	$	%
Including impact of straight-line rent

Property revenues excl. termination fees	$197,645	$190,957	$6,688	3.5%	$393,885	$381,750	$12,135	3.2%

Property expenses	(92,110)	(86,259)	(5,851)	6.8%	(186,163)	(174,004)	(12,159)	7.0%

Property revenues excl. termination fees less property expenses	$105,535	$104,698	$837	0.8%	$207,722	$207,746	$(24)	0.0%

Excluding impact of straight-line rent

Property revenues excl. termination fees and impact of straight-line rent	$194,692	$185,057	$9,635	5.2%	$387,831	$370,205	$17,626	4.8%

Property expenses	(91,493)	(85,563)	(5,930)	6.9%	(184,609)	(172,518)	(12,091)	7.0%

Property revenues excl. termination fees and impact of straight-line rent less property expenses	$103,199	$99,494	$3,705	3.7%	$203,222	$197,687	$5,535	2.8%

Same-Property Occupancy 1

	30-Jun
	2005	2004	Change
Period End	87.7%	87.8%	-0.1%

Average — Quarter	87.9%	87.7%	0.2%
— YTD	88.4%	87.6%	0.8%
No. of properties represented: 49

(1)	Including properties held for disposition and Trizec’s pro rata share of unconsolidated real estate joint ventures.

Unconsolidated Real Estate Joint Venture Financial Information

Second Quarter 2005
Unconsolidated Real Estate Joint Venture Assets
(As of June 30, 2005)

Property	Location	Ownership	Occupancy[1]	Total Area	Owned Area

1. Bank One Center	Dallas, TX	50%	82.7%	1,531,000	765,000
2. Plaza of the Americas	Dallas, TX	50%	67.6%	1,176,000	588,000
3. Kellogg Brown & Root Tower	Houston, TX	50%	87.2%	1,048,000	524,000
4. Marina Towers	Los Angeles, CA	50%	76.7%	381,000	191,000
5. The Grace Building	New York, NY	50%	99.6%	1,518,000	758,000
6. 1411 Broadway	New York, NY	50%	93.9%	1,146,000	572,000
7. 1460 Broadway	New York, NY	50%	99.1%	215,000	107,000
8. Waterview Land	Arlington, VA	25%	NA	NA	NA

Total			86.5%	7,015,000	3,505,000
Statement of Operations
($ 000’s)

	Three Months Ended June 30, 2005		Six Months Ended June 30, 2005
	100%	TRZ[2]	100%	TRZ[2]
Property revenues	$52,472	$25,919	$104,672	$51,947

Expenses
Property expenses	23,877	11,944	48,739	24,406
Depreciation and amortization	5,232	3,517	12,117	7,484

Total expenses	29,109	15,461	60,856	31,890

Interest expense	(12,368)	(6,182)	(23,749)	(11,868)
Interest and other income	439	228	742	388

Net income	$11,434	$4,504	$20,809	$8,577

Property revenues less property expenses	$28,595	$13,975	$55,933	$27,541

(1) Total occupancy as shown is weighted average based on owned area.
(2) Represents Trizec’s pro rata share based on its ownership percentages in unconsolidated real estate joint ventures.

Unconsolidated Real Estate Joint Venture Financial Information

Second Quarter 2005
Balance Sheets
($ 000’s — As of June 30, 2005)

	100%	TRZ[1]
Assets
Real Estate
Rental properties	$596,719	$470,068
Properties held for development	60,061	14,887
Accumulated depreciation	(128,040)	(74,824)

Real Estate, net	528,740	410,131
Other Assets
Cash & restricted cash	62,585	31,244
Deferred rent receivables, net	58,649	26,251
Deferred charges, net	49,155	26,437
Other	49,350	19,246

Total Assets	$748,479	$513,309

Liabilities
Mortgage debt	$850,139	$419,666
Other Liabilities
Accrued operating expenses and property taxes	23,396	7,720
Trade, construction and TI payables	2,394	1,197
Other accrued liabilities	14,344	7,348

Partners’ equity	(141,794)	121,094
Distributions in excess of investment in unconsolidated joint venture	—	(43,716)

Total Liabilities and Equity	$748,479	$513,309

Properties Held for Development

		100%	TRZ[1]
Waterview Land	Arlington, VA	$60,061	$14,887
Mortgage and Other Debt Maturities1
($ 000’s — As of June 30, 2005)

		Weighted
	Amount	Average Rate
2005	$58,919	4.70%
2006	12,745	4.69%
2007	16,108	7.70%
2008	3,818	5.53%
2009	4,085	5.53%
Beyond	323,991	5.48%

Total	$419,666	5.43%

(1)	Represents Trizec’s pro rata share based on its ownership percentages in unconsolidated real estate joint ventures.

Office Portfolio Analysis

Second Quarter 2005	(Includes discontinued operations)
Based on Pro Rata Share of Owned Area
(As of June 30, 2005)

		Market Distribution		Occupancy		Gross Rent
	No. of	Owned Area[1]		Period	Qtr
	Properties	000's sq. ft.	%	End	Average	In-Place[2]	Market[3]
Core Markets
Atlanta	5	3,481	10%	89.7%	89.5%	$22.80	$19.70
Chicago	4	2,434	7%	88.3%	88.8%	28.30	27.60
Dallas	4	4,510	13%	85.9%	85.8%	19.70	18.10
Houston	5	5,645	17%	84.8%	84.4%	20.20	18.80
Los Angeles Area	4	3,301	10%	88.4%	88.4%	27.30	29.90
New York Area	6	5,615	17%	93.1%	92.4%	32.80	38.60
Washington D.C. Area	19	4,833	14%	90.3%	92.8%	28.80	28.90

Total Core Markets	47	29,819	88%	88.7%	88.9%	$25.80	$26.20

Total Secondary Markets	5	3,992	12%	83.2%	83.2%	$17.60	$17.90

Total Office Properties	52	33,811	100%	88.0%	88.2%	$24.90	$25.20

Based on Total Area

		Market Distribution		Occupancy		Gross Rent
	No. of	Total Area		Period	Qtr
	Properties	000's sq. ft.	%	End	Average	In-Place[2]	Market[3]
Consolidated Properties	45	30,317	81%	88.2%	88.5%	$24.30	$24.40
Unconsolidated JV Properties	7	7,015	19%	86.5%	85.9%	31.50	32.60

Total Office Properties	52	37,332	100%	87.9%	88.0%	$25.60	$25.90

(1)	For the purposes of this table and elsewhere in this report, “owned area” is the sum of the total square footage of all of our consolidated properties and our pro rata share of the square footage of our unconsolidated joint venture properties calculated based on our ownership interest in such joint ventures.

(2)	Represents average current in-place base rents, including expense reimbursements. Excludes straight-line rent.

(3)	Reflects management’s estimate of current market rent for similar quality space.

Office Portfolio Analysis

Second Quarter 2005	(Includes discontinued operations and Trizec’s pro rata share of unconsolidated real estate joint ventures)
Office Portfolio Leasing Activity1

	3-Months Ended		6-Months Ended
	30-Jun-05		30-Jun-05
	Owned Area	Total Area	Owned Area	Total Area
New Leases	726,924	833,433	1,199,579	1,324,538
Renewals	683,980	767,864	1,734,316	1,890,956
Expiries	(1,556,630)	(1,719,053)	(3,480,008)	(3,775,076)

Net	(145,726)	(117,756)	(546,113)	(559,582)

Weighted-Avg. Term on new/renewal leasing (Yrs.)	6.4	6.6	8.0	8.0

Avg. Rental Rate on new/renewal leasing[2]	$22.66	$23.18	$23.65	$24.32
Avg. Rental Rate on expiring leases[2]	21.55	22.08	23.69	24.37

Rental Rate Change on leasing[2]	$1.11	$1.10	($0.04)	($0.05)

	5.2%	5.0%	-0.2%	-0.2%

(1)	In square feet unless otherwise noted.

(2)	Per square foot, excludes straight-line rent.

	3-Months Ended			6-Months Ended
	30-Jun-05			30-Jun-05
	Consolidated	Unconsolidated	Total	Consolidated	Unconsolidated	Total
Capital Expenditures:
Recurring	$3,671	$531	$4,202	$6,442	$726	$7,168
Non-Recurring	2,815	312	3,127	3,236	428	3,664

Total	$6,486	$843	$7,329	$9,678	$1,154	$10,832

Capital Expenditures Per Sq. Ft. Owned:
Recurring	$0.12	$0.15	$0.12	$0.21	$0.21	$0.21
Non-Recurring	$0.09	0.09	0.09	0.11	0.12	0.11

Total	$0.21	$0.24	$0.21	$0.32	$0.33	$0.32

Tenant Installation Costs[3]:
Non-incremental revenue generating	$20,246	$2,910	$23,156	$43,227	$3,853	$47,080
Incremental revenue generating - Space vacant 12 months	4,421	295	4,716	11,585	329	11,914

Total	$24,667	$3,205	$27,872	$54,812	$4,182	$58,994

Tenant Installation Costs Per Sq. Ft. Leased:
Non-incremental revenue generating	$18.54	$16.29	$18.22	$19.56	$14.65	$19.04
Incremental revenue generating	34.19	27.64	33.69	26.12	19.30	25.86

Total	$20.19	$16.93	$19.75	$20.65	$14.93	$20.11

(3)	Based on owned area and office leasing activity at Trizec’s pro rata share.

Office Portfolio Analysis

Second Quarter 2005	(Includes discontinued operations)
Scheduled Annual Expirations1
(As of June 30, 2005)

Core Markets		2005	2006	2007	2008	2009	2010	2011	2012	2013	2014
Atlanta	sq. ft. 000’s	127	475	525	342	362	287	490	196	73	92
	% of owned area	3.6%	13.6%	15.1%	9.8%	10.4%	8.2%	14.1%	5.6%	2.1%	2.6%
	Rate per sq. ft.	$21.19	$23.21	$22.72	$23.20	$21.91	$23.17	$29.39	$31.76	$24.52	$19.92

Chicago	sq. ft. 000’s	39	260	201	126	25	361	445	126	105	154
	% of owned area	1.6%	10.7%	8.3%	5.2%	1.0%	14.8%	18.3%	5.2%	4.3%	6.3%
	Rate per sq. ft.	25.48	21.02	25.41	25.32	21.77	31.28	33.31	32.26	21.83	18.03

Dallas	sq. ft. 000’s	214	287	714	337	308	429	184	154	620	327
	% of owned area	4.7%	6.4%	15.8%	7.5%	6.8%	9.5%	4.1%	3.4%	13.7%	7.3%
	Rate per sq. ft.	24.75	19.75	18.29	20.07	21.71	23.63	21.91	20.43	19.51	15.50

Houston	sq. ft. 000’s	166	281	632	517	235	978	474	529	322	85
	% of owned area	2.9%	5.0%	11.2%	9.2%	4.2%	17.3%	8.4%	9.4%	5.7%	1.5%
	Rate per sq. ft.	18.78	19.52	18.41	23.44	21.15	18.06	21.56	24.45	17.87	18.35

Los Angeles Area	sq. ft. 000’s	99	264	195	184	109	287	360	594	45	364
	% of owned area	3.0%	8.0%	5.9%	5.6%	3.3%	8.7%	10.9%	18.0%	1.4%	11.0%
	Rate per sq. ft.	23.10	24.24	25.47	23.12	28.37	26.64	17.56	26.12	40.66	31.75

New York Area	sq. ft. 000’s	184	284	147	251	780	407	144	224	269	125
	% of owned area	3.3%	5.1%	2.6%	4.5%	13.9%	7.2%	2.6%	4.0%	4.8%	2.2%
	Rate per sq. ft.	34.45	38.31	36.05	38.87	31.59	35.07	49.06	43.82	47.73	42.67

Washington D.C. Area	sq. ft. 000’s	243	295	699	587	593	437	116	421	129	301
	% of owned area	5.0%	6.1%	14.5%	12.1%	12.3%	9.0%	2.4%	8.7%	2.7%	6.2%
	Rate per sq. ft.	29.46	30.66	32.02	31.53	27.82	22.44	41.36	24.51	38.67	23.64

Total Core Markets	sq. ft. 000’s	1,072	2,146	3,113	2,344	2,412	3,186	2,213	2,244	1,563	1,448
	% of owned area	3.6%	7.2%	10.4%	7.9%	8.1%	10.7%	7.4%	7.5%	5.2%	4.9%
	Rate per sq. ft.	$26.01	$25.15	$23.89	$26.67	$26.68	$24.31	$27.86	$27.64	$26.61	$24.34

Total Secondary Markets	sq. ft. 000’s	154	450	274	453	668	327	118	39	124	335
	% of owned area	3.9%	11.3%	6.9%	11.3%	16.7%	8.2%	3.0%	1.0%	3.1%	8.4%
	Rate per sq. ft.	$19.89	$22.49	$15.85	$17.83	$12.85	$16.23	$12.81	$15.94	$23.51	$15.21

Total — Owned Area[2,3]	sq. ft. 000’s	1,226	2,596	3,387	2,797	3,080	3,513	2,331	2,283	1,687	1,783
	% of owned area	3.6%	7.7%	10.0%	8.3%	9.1%	10.4%	6.9%	6.8%	5.0%	5.3%
	Rate per sq. ft.	$25.24	$24.69	$23.24	$25.24	$23.68	$23.56	$27.10	$27.44	$26.38	$22.62

Consolidated Area	sq. ft. 000’s	1,144	2,365	3,152	2,591	2,891	3,125	2,204	1,967	1,366	1,629
	% of total area	3.8%	7.8%	10.4%	8.5%	9.5%	10.3%	7.3%	6.5%	4.5%	5.4%
	Rate per sq. ft.	$23.95	$24.18	$23.40	$24.40	$23.16	$22.34	$26.91	$25.53	$22.48	$21.81

Unconsolidated JV Area[4]	sq. ft. 000’s	167	466	469	411	381	777	253	642	646	310
	% of total area	2.4%	6.6%	6.7%	5.9%	5.4%	11.1%	3.6%	9.2%	9.2%	4.4%
	Rate per sq. ft.	$42.98	$29.92	$21.16	$35.86	$31.63	$33.46	$30.43	$39.10	$42.94	$31.30

Total Area[5]	sq. ft. 000’s	1,311	2,831	3,621	3,002	3,272	3,902	2,457	2,609	2,012	1,939
	% of total area	3.5%	7.6%	9.7%	8.0%	8.8%	10.5%	6.6%	7.0%	5.4%	5.2%
	Rate per sq. ft.	$26.38	$25.13	$23.11	$25.97	$24.15	$24.55	$27.27	$28.87	$29.05	$23.33

(1)	Expiring rental rates per sq. ft. represent base rents at time of expiry plus current expense reimbursements and exclude straight-line rent.

(2)	% of owned area expiring represents Trizec’s percentage in each respective market.

(3)	Includes Trizec’s pro rata share of unconsolidated real estate joint ventures.

(4)	Represents expiring area at 100% of unconsolidated real estate joint venture properties.

(5)	Represents expiring area at 100% of unconsolidated real estate joint ventures and consolidated properties.

Office Portfolio Analysis

Second Quarter 2005	(Includes discontinued operations)
Scheduled Quarterly Expirations1
(As of June 30, 2005)

Core Markets		Q3-05	Q4-05	2005	Q1-06	Q2-06	Q3-06	Q4-06	2006
Atlanta	sq. ft. 000’s	48	79	127	177	208	30	60	475
	% of owned area	1.4%	2.3%	3.6%	5.1%	6.0%	0.9%	1.7%	13.6%
	Rate per sq. ft.	$19.76	$22.06	$21.19	$23.37	$23.33	$21.87	$23.02	$23.21

Chicago	sq. ft. 000’s	31	8	39	202	13	43	2	260
	% of owned area	1.3%	0.3%	1.6%	8.3%	0.5%	1.8%	0.1%	10.7%
	Rate per sq. ft.	23.07	34.81	$25.48	18.82	22.07	30.40	34.81	$21.02

Dallas	sq. ft. 000’s	32	182	214	113	62	15	97	287
	% of owned area	0.7%	4.0%	4.7%	2.5%	1.4%	0.3%	2.2%	6.4%
	Rate per sq. ft.	16.26	26.24	$24.75	19.95	19.24	20.38	19.74	$19.75

Houston	sq. ft. 000’s	82	84	166	89	125	10	57	281
	% of owned area	1.5%	1.5%	2.9%	1.6%	2.2%	0.2%	1.0%	5.0%
	Rate per sq. ft.	21.04	16.57	$18.78	15.67	21.29	25.79	20.54	$19.52

Los Angeles Area	sq. ft. 000’s	42	57	99	116	12	119	17	264
	% of owned area	1.3%	1.7%	3.0%	3.5%	0.4%	3.6%	0.5%	8.0%
	Rate per sq. ft.	17.26	27.40	$23.10	23.78	29.54	23.51	28.72	$24.24

New York Area	sq. ft. 000’s	156	28	184	69	147	22	46	284
	% of owned area	2.8%	0.5%	3.3%	1.2%	2.6%	0.4%	0.8%	5.1%
	Rate per sq. ft.	33.55	39.48	$34.45	37.27	37.80	53.23	34.37	$38.31

Washington D.C. Area	sq. ft. 000’s	153	90	243	99	78	69	49	295
	% of owned area	3.2%	1.9%	5.0%	2.0%	1.6%	1.4%	1.0%	6.1%
	Rate per sq. ft.	31.85	25.40	$29.46	29.69	31.77	28.62	33.75	$30.66

Total Core Markets	sq. ft. 000’s	544	528	1,072	865	645	308	328	2,146
	% of owned area	1.8%	1.8%	3.6%	2.9%	2.2%	1.0%	1.1%	7.2%
	Rate per sq. ft.	$27.10	$24.89	$26.01	$22.96	$26.95	$27.50	$25.18	$25.15

Total Secondary Markets	sq. ft. 000’s	97	57	154	358	37	16	39	450
	% of owned area	2.4%	1.4%	3.9%	9.0%	0.9%	0.4%	1.0%	11.3%
	Rate per sq. ft.	$18.76	$21.80	$19.89	$23.41	$19.80	$20.69	$17.36	$22.49

Total — Owned Area[2,3]	sq. ft. 000’s	641	585	1,226	1,223	682	324	367	2,596
	% of owned area	1.9%	1.7%	3.6%	3.6%	2.0%	1.0%	1.1%	7.7%
	Rate per sq. ft.	$25.84	$24.59	$25.24	$23.09	$26.56	$27.17	$24.35	$24.69

Consolidated Area	sq. ft. 000’s	586	558	1,144	1,124	636	296	309	2,365
	% of total area	1.9%	1.8%	3.8%	3.7%	2.1%	1.0%	1.0%	7.8%
	Rate per sq. ft.	$23.66	$24.26	$23.95	$22.83	$25.51	$25.56	$25.04	$24.18

Unconsolidated JV Area[4]	sq. ft. 000’s	113	54	167	199	93	55	119	466
	% of total area	1.6%	0.8%	2.4%	2.8%	1.3%	0.8%	1.7%	6.6%
	Rate per sq. ft.	$48.25	$31.94	$42.98	$26.08	$41.03	$44.45	$20.96	$29.92

Total Area[5]	sq. ft. 000’s	699	612	1,311	1,323	729	351	428	2,831
	% of total area	1.9%	1.6%	3.5%	3.5%	2.0%	0.9%	1.1%	7.6%
	Rate per sq. ft.	$27.64	$24.94	$26.38	$23.32	$27.49	$28.52	$23.91	$25.13

(1)	Expiring rental rates per sq. ft. represent base rents at time of expiry plus current expense reimbursements and exclude straight-line rent.

(2)	% of owned area expiring represents Trizec’s percentage in each respective market.

(3)	Includes Trizec’s pro rata share of unconsolidated real estate joint ventures.

(4)	Represents expiring area at 100% of unconsolidated real estate joint venture properties.

(5)	Represents expiring area at 100% of unconsolidated real estate joint ventures and consolidated properties.

Office Portfolio Analysis

Second Quarter 2005	(Includes discontinued operations and Trizec’s pro rata share of unconsolidated real estate joint ventures)
Market Distribution1

	Three Months Ended	Six Months Ended
	30-Jun-05	30-Jun-05
Core Markets:
Atlanta	10%	10%
Chicago	9%	9%
Dallas	9%	9%
Houston	12%	12%
Los Angeles Area	11%	12%
New York Area	22%	22%
Washington D.C. Area	19%	19%

Total Core Markets	92%	93%

Total Secondary Markets	8%	7%

Total	100%	100%

(1)	Based on property revenues less property expenses.
Top 10 Assets
(As of June 30, 2005)

		% of Owned	% of Net
		Area	Rent[1]
One New York Plaza	New York, NY	7%	9%
Allen Center	Houston, TX	9%	9%
Bank of America Plaza	Los Angeles, CA	4%	5%
The Grace Building (50%)	New York, NY	2%	5%
Ernst & Young Plaza	Los Angeles, CA	4%	4%
Galleria Towers	Dallas, TX	4%	4%
Newport Tower	Jersey City, NJ	3%	3%
1411 Broadway (50%)	New York, NY	2%	3%
One Alliance Center	Atlanta, GA	2%	3%
Renaissance Tower	Dallas, TX	5%	3%

(1)	Based on property revenues excluding termination fees less property expenses.

Office Portfolio Analysis

Second Quarter 2005	(Includes discontinued operations and Trizec’s pro rata share of unconsolidated real estate joint ventures)
Tenant Mix by Industry
(As of June 30, 2005)

Industry	% of Owned Area
Banking / Securities Brokers	18%
Legal Services	13%
Oil and Gas	7%
Misc. Business Services	6%
Computers / Communications	6%
Wholesalers / Retailers	5%
Insurance / Non Bank Financial	5%
Government	5%
Engineering and Architectural	4%
Accounting	4%

Number of tenants:	1,910

Average remaining lease term (years):	6.0
Top 20 Tenants
(As of June 30, 2005)

	% of Owned	% of Gross
Tenant	Area	Rent[1]

Wachovia Securities Financial Holdings	4.2%	5.0%
GSA	2.7%	3.9%
The Goldman Sachs Group	1.7%	2.6%
Bank of America	2.4%	2.2%
Continental Airlines	2.2%	2.0%
Fried, Frank, Harris	1.1%	1.8%
Ernst & Young	1.1%	1.7%
Devon Energy Corporation	1.5%	1.7%
The Capital Group Corporation	1.0%	1.4%
JP Morgan Chase	0.9%	1.2%
Amerada Hess	1.1%	1.1%
Jones Apparel Group Inc.	0.6%	1.1%
Kellogg Brown & Root Inc.	1.4%	1.1%
Time Warner	0.4%	1.0%
Coudert Brothers	0.5%	0.9%
KPMG LLP	0.5%	0.8%
Wells Fargo Bank, N.A.	1.3%	0.8%
Bryan Cave LLP	0.7%	0.8%
Sheppard, Mullin, Richter	0.5%	0.8%
Merrill Lynch Corporation	0.6%	0.8%

(1)	Represents current in-place base rents, including expense reimbursements. Excludes straight-line rent.
Lease Stratification

	Occupied	% of Total	No. of	% of Total No.
Lease Size (sq. ft.)	Area[1]	Occupied Area	Leases[2]	of Leases

0-2,500	1,055,000	3.2%	939	41.3%
2,501-5,000	1,455,000	4.4%	402	17.6%
5,001-10,000	2,583,000	7.9%	365	16.1%
10,001-25,000	4,713,000	14.4%	298	13.1%
25,001-50,000	5,125,000	15.6%	152	6.7%
50,001-100,000	3,911,000	11.9%	56	2.5%
100,001 +	13,944,000	42.6%	61	2.7%

Total	32,786,000	100.0%	2,273	100.0%

(1)	Based on total area.

(2)	Represents number of leases in each lease size category, not number of tenants, as some tenants operate under multiple leases.

Property Listing

Second Quarter 2005
Property Listing
(As of June 30, 2005)

		Total Area	Owned Area
Name (Ownership) [1]	Location	(sq. ft.)	(sq. ft.)	Occupancy [2,3]

Atlanta
Interstate North Parkway	Atlanta, GA	955,000	955,000	94.6%
Colony Square	Atlanta, GA	837,000	837,000	84.1%
The Palisades	Atlanta, GA	627,000	627,000	88.4%
One Alliance Center	Atlanta, GA	558,000	558,000	99.8%
Midtown Plaza	Atlanta, GA	504,000	504,000	80.3%

Total — Atlanta	(5 properties)	3,481,000	3,481,000	89.7%

Chicago
Two North LaSalle	Chicago, IL	692,000	692,000	93.7%
10 South Riverside	Chicago, IL	685,000	685,000	87.7%
120 South Riverside	Chicago, IL	685,000	685,000	79.4%
550 West Washington	Chicago, IL	372,000	372,000	95.7%

Total — Chicago	(4 properties)	2,434,000	2,434,000	88.3%

Dallas
Renaissance Tower	Dallas, TX	1,739,000	1,739,000	85.5%
Bank One Center (50%)	Dallas, TX	1,531,000	765,000	82.7%
Galleria Towers I, II and III	Dallas, TX	1,418,000	1,418,000	95.6%
Plaza of the Americas (50%)	Dallas, TX	1,176,000	588,000	67.6%

Total — Dallas	(4 properties)	5,864,000	4,510,000	85.9%

Houston
Allen Center	Houston, TX	3,184,000	3,184,000	88.7%
Cullen Center
Continental Center I	Houston, TX	1,098,000	1,098,000	77.4%
Continental Center II	Houston, TX	449,000	449,000	91.4%
Kellogg Brown & Root Tower (50%)	Houston, TX	1,048,000	524,000	87.2%
500 Jefferson	Houston, TX	390,000	390,000	63.1%

Total — Houston	(5 properties)	6,169,000	5,645,000	84.8%

Los Angeles Area
Bank of America Plaza	Los Angeles, CA	1,422,000	1,422,000	90.8%
Ernst & Young Plaza	Los Angeles, CA	1,245,000	1,245,000	87.7%
Marina Towers (50%)	Los Angeles, CA	381,000	191,000	76.7%
Landmark Square	Long Beach, CA	443,000	443,000	88.3%

Total — Los Angeles Area	(4 properties)	3,491,000	3,301,000	88.4%

New York Area
One New York Plaza	New York, NY	2,458,000	2,458,000	94.9%
The Grace Building (50%)	New York, NY	1,518,000	758,000	99.6%
1411 Broadway (50%)	New York, NY	1,146,000	572,000	93.9%
1065 Ave. of the Americas (99%)	New York, NY	665,000	659,000	87.8%
1460 Broadway (50%)	New York, NY	215,000	107,000	99.1%
Newport Tower	Jersey City, NJ	1,061,000	1,061,000	86.7%

Total — New York Area	(6 properties)	7,063,000	5,615,000	93.1%

Washington, D.C. Area
1200 K Street, N.W.	Washington, D.C.	389,000	389,000	98.4%
2000 L Street, N.W.	Washington, D.C.	383,000	383,000	96.5%
Watergate Office Building	Washington, D.C.	261,000	261,000	97.7%
2001 M Street (98%)	Washington, D.C.	229,000	224,000	100.0%
1225 Connecticut, N.W.	Washington, D.C.	217,000	217,000	99.4%
1400 K Street, N.W.	Washington, D.C.	189,000	189,000	87.3%
1250 Connecticut, N.W.	Washington, D.C.	172,000	172,000	93.7%
1250 23rd Street, N.W.	Washington, D.C.	116,000	116,000	100.0%
2401 Pennsylvania	Washington, D.C.	77,000	77,000	93.6%

Washington, D.C.	(8 properties)	2,033,000	2,028,000	96.7%

Bethesda Crescent	Bethesda, MD	269,000	269,000	92.0%
Twinbrook Metro Plaza	Rockville, MD	165,000	165,000	98.3%
Silver Spring Metro Plaza	Silver Spring, MD	688,000	688,000	89.8%

Suburban Maryland	(3 properties)	1,122,000	1,122,000	91.6%

Beaumeade Corporate Park	Ashburn, VA	460,000	460,000	95.0%
Two Ballston Plaza	Arlington, VA	223,000	223,000	99.9%
1550 Wilson Boulevard	Arlington, VA	136,000	136,000	95.8%
1560 Wilson Boulevard	Arlington, VA	126,000	126,000	87.2%
Reston Unisys	Reston, VA	238,000	238,000	0.0%
One Reston Crescent	Reston, VA	185,000	185,000	100.0%
Sunrise Tech Park	Reston, VA	315,000	315,000	91.6%

Northern Virginia	(7 properties)	1,683,000	1,683,000	81.6%

Total — Washington, D.C. Area	(18 properties)	4,838,000	4,833,000	90.3%

Total — Core Markets	(47 properties)	33,340,000	29,819,000	88.7%

Secondary Markets
Bank of America Plaza	Charlotte, NC	891,000	891,000	95.6%
First Citizens Plaza	Charlotte, NC	477,000	477,000	90.0%
Metropolitan Square	St. Louis, MO	1,041,000	1,041,000	86.5%
Northstar Center	Minneapolis, MN	813,000	813,000	64.7%
Williams Center I & II	Tulsa, OK	770,000	770,000	79.8%

Total — Secondary Markets	(5 properties)	3,992,000	3,992,000	83.2%

Total – Office Properties	(52 properties)	37,332,000	33,811,000	88.0%

(1)	The economic interest of Trizec’s owning entity is 100% unless otherwise noted.

(2)	Total occupancy as shown is weighted average based on owned area.

(3)	Occupancy based on total area at June 30, 2005 was 87.9%, with consolidated properties at 88.2% and unconsolidated real estate joint venture properties at 86.5%.

Mortgage Debt and Other Loans

Second Quarter 2005	(Excluding Trizec’s pro rata share of unconsolidated real estate joint ventures)

Consolidated Mortgage Debt and Other Loans	(As of June 30, 2005)
($ 000’s)	Weighted average	Weighted average	Outstanding
	term to maturity	interest rates	balance
Collateralized Property Loans
At fixed rates	4.7 yrs	6.31%	$2,013,084
At variable rates	—	—	—

Total	4.7 yrs	6.31%	$2,013,084
Other Loans
At fixed rates	5.8 yrs	6.01%	$16,541
At variable rates	—	—	—

Total	5.8 yrs	6.01%	$16,541

Unsecured Credit Facility [1]	2.0 yrs	5.38%	$150,000

Total	4.5 yrs	6.25%	$2,179,625

(1)	$325 million undrawn on current availability of $475 million. Unsecured credit facility commitment totals $750 million.

Consolidated Mortgage Debt and Other Loan Maturities
($ 000’s)	(As of June 30, 2005)
	2005	2006	2007	2008	2009	Beyond	Total
Total maturities	$11,470	429,672	246,086	512,623	15,171	964,603	$2,179,625

Average rate:	6.12%	7.04%	5.80%	6.56%	5.55%	5.85%	6.25%

Fixed vs Variable Rate Debt
(As of June 30,2005)
Secured vs Unsecured Debt
(As of June 30,2005)
Financial Ratios

(a) Interest Coverage	2.6x
(b) Fixed Charge Coverage	2.2x
(c) Debt to Total Book Capitalization	52%

Financial Ratio Definitions:
(a)	Operating income plus depreciation and amortization plus provision for loss on real estate and provision for loss on investment, divided by interest expense.

(b)	Operating income plus depreciation and amortization plus provision for loss on real estate and provision for loss on investment, divided by interest expense plus regular amortizations and special dividends.

(c)	Mortgage debt and other loans divided by mortgage debt and other loans plus stockholders’ equity.

Mortgage Debt and Other Loans

Second Quarter 2005

		Maturity	Current	Principal	Term to
Property/(ownership)[1]	F/V [2]	Date	Rate	Balance	Maturity

(As of June 30, 2005)				($ 000’s)	(Years)

Consolidated Debt
CMBS Transaction
Class A-2	F	May-11	6.09%	53,798	5.9
Class A-3 FL	V	Mar-08	3.47%	91,884	2.7
Class A-3	F	Mar-08	6.21%	78,900	2.7
Class A-4	F	May-11	6.53%	240,600	5.9
Class B-3 FL	V	Mar-08	3.62%	16,886	2.7
Class B-3	F	Mar-08	6.36%	14,500	2.7
Class B-4	F	May-11	6.72%	47,000	5.9
Class C-3	F	Mar-08	6.52%	101,400	2.7
Class C-4	F	May-11	6.89%	45,600	5.9
Class D-3	F	Mar-08	6.94%	106,100	2.7
Class D-4	F	May-11	7.28%	40,700	5.9
Class E-3	F	Mar-08	7.25%	73,300	2.7
Class E-4	F	May-11	7.60%	32,300	5.9

	Pre-swap:		6.32%	942,968	4.3
	Post-swap[3]:		6.61%	942,968	4.3
Renaissance Tower	F	Jan-10	4.98%	92,000	4.5
Ernst & Young Plaza	F	Feb-14	5.07%	117,753	8.6
One New York Plaza	F	May-06	7.27%	230,538	0.8
2000 L Street, N.W.	F	Aug-07	6.26%	56,100	2.1
Watergate Office Building	F	Feb-07	8.02%	16,495	1.6
1400 K Street, N.W.	F	May-06	7.20%	21,051	0.8
2001 M Street	F	Dec-14	5.25%	44,500	9.5
Bethesda Crescent	F	Jan-08	7.10%	32,170	2.5
Bethesda Crescent	F	Jan-08	6.70%	2,665	2.5
Twinbrook Metro Plaza	F	Sep-08	6.65%	16,119	3.2
Two Ballston Plaza	F	Jun-08	6.91%	26,236	2.9
Sunrise Tech Park	F	Jan-06	6.75%	22,613	0.5
Metropolitan Square	F	Jan-08	7.05%	81,877	2.5
Bank of America Plaza (Los Angeles)	F	Sep-14	5.31%	242,000	9.2
One Alliance Center	F	Jul-13	4.78%	67,999	8.0
Unsecured Credit Facility	V4	Jun-07	5.38%	150,000	2.0
Other — Fixed	F		6.01%	16,541	5.8

Total Consolidated Debt			6.25%	2,179,625	4.5

Unconsolidated Joint Venture Mortgage Debt

Bank One Center (50%)	V	Dec-05	4.52%	54,013	0.4
Marina Towers (50%)	F	Aug-07	7.92%	14,999	2.1
The Grace Building (50%)	F	Jul-14	5.54%	190,119	9.0
1411 Broadway (50%)	F	Jul-14	5.50%	109,281	9.0
1460 Broadway (50%)	V	May-06	4.63%	12,475	0.9
Waterview (25%)	V	Sep-05	6.61%	4,779	0.2
Plaza of the Americas (50%)	F	Jul-11	5.12%	34,000	6.0

Total Unconsolidated Joint Venture Mortgage Debt			5.43%	419,666	7.1

Total Mortgage and Other Debt			6.11%	2,599,291	4.9

(1)	The economic interest of Trizec’s owning entity in the associated asset is 100% unless otherwise noted.

(2)	“F” refers to fixed rate debt, “V” refers to variable rate debt. References to “V” represent the underlying loan, some of which have been fixed through hedging instruments.

(3)	$108.8 million of the 7-year floating rate tranche of the CMBS loan has been swapped from one-month LIBOR plus various spreads to 5.99% fixed rate.

(4)	Reflects notional allocation of $41.2 million of the floating rate unsecured credit facility debt that has been swapped from one-month LIBOR plus spread to 7.12% fixed rate.

Discontinued Operations

Second Quarter 2005
Properties Designated as Discontinued Operations in 2005

Property	Location	Date Sold

Metropolitan Square	St. Louis, MO	29-Jul-05
Northstar Center	Minneapolis, MN	—
Watergate Office Building	Washington, DC	—
Properties Designated as Discontinued Operations in 2004

Property	Location	Date Sold

Hollywood & Highland Retail/Hotel	Los Angeles, CA	27-Feb-04
1441 Main Street	Columbia, SC	24-Jun-04
St. Louis Place	St. Louis, MO	30-Jun-04
Borden Building	Columbus, OH	30-Jul-04
Park Central I	Dallas, TX	20-Aug-04
1333 Main Street	Columbia, SC	27-Aug-04
Capital Center II & III	Sacramento, CA	22-Sep-04
3700 Bay Area Blvd	Houston, TX	28-Sep-04
Silver Spring Centre	Silver Spring, MD	30-Nov-04
Lakeside Centre	Atlanta, GA	1-Dec-04
Newmarket Business Park	Atlanta, GA	1-Dec-04
Gateway Center	Pittsburgh, PA	10-Dec-04
110 William Street	New York, NY	16-Dec-04
250 West Pratt	Baltimore, MD	17-Dec-04
Bank of America Plaza	Columbia, SC	30-Dec-04
Shoreline Square	Long Beach, CA	6-Apr-05
Williams Center I & II	Tulsa, OK	—
Statement of Operations

	Three Months Ended		Six Months Ended
($ 000's)	30-Jun-05	30-Jun-04	30-Jun-05	30-Jun-04
Property revenues	$13,872	$44,900	$29,680	$103,326

Expenses
Property expenses	7,205	23,486	12,297	52,667
Depreciation and amortization	2,276	9,806	4,542	20,717

Total expenses	$9,481	$33,292	$16,839	$73,384

Interest expense	(1,743)	(6,305)	(3,530)	(14,281)
Interest and other income	75	38	334	3,245

Provision for loss on discontinued real estate	—	(118,601)	—	(118,601)
Gain (Loss) on disposition of discontinued real estate	20,872	(2,788)	21,079	29,608

Net income (loss)	$23,595	$(116,048)	$30,724	$(70,087)

Property revenues less property expenses	$6,667	$21,414	$17,383	$50,659

2005 Acquisition / Disposition Summary

Second Quarter 2005
Acquisition

		Total	Acquired	Gross		Mortgage	Closing
Property	Location	Area	Area	Purchase Price	Price PSF	Debt	Date
		(sq. ft.)	(sq. ft.)	($ mil.)		($ mil.)
1200 K Street, N.W.	Washington, D.C.	389,000	389,000	$190.0	$488	—	28-Apr-05
Disposition

		Total	Owned	Gross	Property	Sale	Closing
Property	Location	Area	Area	Proceeds[1]	Debt	Proceeds	Date
		(sq. ft.)	(sq. ft.)	($ mil.)	($ mil.)	($ mil.)
Shoreline Square	Long Beach, CA	383,000	383,000	$87.4	—	$87.4	6-Apr-05

(1)	Gross proceeds before selling costs

Appendix A

Second Quarter 2005
Straight-Line Adjustment Summary

	Three Months Ended		Six Months Ended
	30-Jun-05	30-Jun-04	30-Jun-05	30-Jun-04
Continuing Operations	$2,960	$4,915	$5,171	$8,485
Discontinued Operations	232	956	436	2,738
Pro Rata Share of Unconsolidated JV’s	294	406	1,017	1,747

Total	$3,486	$6,277	$6,624	$12,970

Appendix B

Second Quarter 2005
Trizec Properties, Inc.
Financial Information
(See the Financial Information included in Exhibit 99.1 to this Form 8-K.)